Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER
AND FULL YEAR 2009 RESULTS

NEW YORK, NY, January 26, 2010—Cohen & Steers, Inc. (NYSE: CNS) reported income from continuing operations attributable to common shareholders of $11.6 million, or $0.27 per share (diluted and basic), for the quarter ended December 31, 2009, compared with a loss from continuing operations attributable to common shareholders of $2.1 million, or $0.05 per share (diluted and basic) for the quarter ended December 31, 2008. Excluding the previously disclosed charges of $0.09 per share resulting primarily from the impairment of intangible assets and restructuring costs, earnings per share for the quarter ended December 31, 2008 would have been $0.04 per share. Total revenue for the fourth quarter of 2009 was $39.9 million, an increase of 38.0% from $28.9 million for the fourth quarter of 2008.

For the year ended December 31, 2009, the company recorded a loss from continuing operations attributable to common shareholders of $1.7 million, or $0.04 per share (diluted and basic), compared with income from continuing operations attributable to common shareholders of $25.1 million, or $0.60 per share (diluted and basic) for 2008. Excluding the previously disclosed charges of $0.69 per share resulting from the impairment of available-for-sale securities, earnings per share for the year ended December 31, 2009 would have been $0.65. Excluding the previously disclosed charges of approximately $0.32 per share due primarily to the impairments of intangible assets and available-for-sale securities, earnings per share for the year ended December 31, 2008 would have been $0.92. Total revenue was $123.6 million for the year ended December 31, 2009, a decrease of 33.5% from $185.8 million for 2008.

Assets Under Management

Assets under management were $24.8 billion as of December 31, 2009, an increase of 10.2% from $22.5 billion at September 30, 2009 and an increase of 64.1% from $15.1 billion at December 31, 2008. The increase from September 30, 2009 was due to market appreciation of $1.4 billion and net inflows of $894 million. The increase from December 31, 2008 was due to market appreciation of $5.7 billion and net inflows of $4.0 billion. Average assets under management were $23.0 billion for the quarter ended December 31, 2009, an increase of 18.1% from $19.5 billion for the quarter ended September 30, 2009 and an increase of 46.1% from $15.7 billion for the quarter ended December 31, 2008.

Open-end mutual funds had net inflows of $46 million during the quarter ended December 31, 2009, compared with net inflows of $386 million during the quarter ended September 30, 2009 and net outflows of $473 million during the quarter ended December 31, 2008. Average assets under management were $5.8 billion for the quarter ended December 31, 2009, an increase of 13.8% from $5.1 billion for the quarter ended September 30, 2009 and an increase of 30.8% from $4.5 billion for the quarter ended December 31, 2008. Open-end mutual funds had net inflows of $517 million during the year ended December 31, 2009, compared with net outflows of $1.2 billion during the year ended December 31, 2008. Average assets under management were $4.5 billion for the year ended December 31, 2009, a decrease of 36.1% from $7.1 billion for the year ended December 31, 2008.

Closed-end mutual funds had net inflows of $233 million during the year ended December 31, 2009, compared with net outflows of $2.1 billion attributable to the redemption of auction market preferred securities during the year ended December 31, 2008. Average assets under management were $4.4 billion for the year ended December 31, 2009, a decrease of 48.1% from $8.5 billion for the year ended December 31, 2008. On December 18, 2009, Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Premium Income Realty Fund, Inc. were merged into Cohen & Steers Quality Income Realty Fund, Inc.

Institutional separate accounts had net inflows of $848 million during the quarter ended December 31, 2009, compared with net inflows of $1.2 billion during the quarter ended September 30, 2009 and $210 million during the quarter ended December 31, 2008. Average assets under management for institutional separate accounts were $11.8 billion for the quarter ended December 31, 2009, an increase of 23.2% from $9.6 billion for the quarter ended September 30, 2009 and an increase of 88.0% from $6.3 billion for the quarter ended December 31, 2008. Institutional separate accounts had net inflows of $3.2 billion during the year ended December 31, 2009, compared with net outflows of $59 million during the year ended December 31, 2008. Average assets under management were $8.5 billion for the year ended December 31, 2009, a decrease of 8.6% from $9.3 billion for the year ended December 31, 2008.

“Our commitment to staying the course and preserving our infrastructure, our global investment teams and our marketing and client service groups, has allowed us to fully benefit from the improved market conditions,” said Robert Steers, co-chairman and co-chief executive officer of Cohen & Steers. “Virtually all of our strategies have outperformed their benchmarks for the year and our institutional business continues to attract substantial relationships.”

Results From Continuing Operations

Total revenue was $39.9 million for the three months ended December 31, 2009, an increase of 38.0% from $28.9 million for the three months ended December 31, 2008. Operating expenses were $28.7 million for the three months ended December 31, 2009, a decrease of 7.6% from $31.0 million for the three months ended December 31, 2008. Operating income was $11.2 million for the three months ended December 31, 2009, compared with an operating loss of $2.1 million for the three months ended December 31, 2008. Excluding impairment and restructuring costs of $5.6 million, operating income would have been $3.4 million for the three months ended December 31, 2008. Non-operating income was $4.1 million for the three months ended December 31, 2009, compared with a non-operating loss of $783,000 for the three months ended December 31, 2008. Excluding impairment charges on available-for-sale securities of $270,000, the non-operating loss would have been $513,000 for the three months ended December 31, 2008. Pretax income was $15.3 million for the three months ended December 31, 2009, compared with pretax loss of $2.9 million for the fourth quarter of 2008. Excluding the aforementioned charges of approximately $5.9 million, pretax income would have been $2.9 million for the three months ended December 31, 2008.

Total revenue was $123.6 million for the year ended December 31, 2009, a decrease of 33.5% from $185.8 million for the year ended December 31, 2008. Operating expenses were $106.0 million for the year ended December 31, 2009, a decrease of 20.0% from $132.5 million for the year ended December 31, 2008. Operating income was $17.6 million for the year ended December 31, 2009, a decrease of 67.0% from $53.3 million for the year ended December 31, 2008. Excluding impairment and restructuring costs of $5.6 million, operating income would have been $58.9 million for the year ended December 31, 2008. Non-operating loss was $13.4 million for the year ended December 31, 2009, an increase of 80.8% from $7.4 million non-operating loss for the year ended December 31, 2008. The 2009 and 2008 results included the aforementioned impairment charges of $32.2 million and $10.8 million, respectively. Excluding these items, non-operating income would have been $18.8 million and $3.3 million for the years ended December 31, 2009 and 2008, respectively. Pretax income was $4.2 million for the year ended December 31, 2009, a decrease of 90.9% from $45.9 million for the year ended December 31, 2008. Excluding the aforementioned items, pretax income would have been $36.4 million and $62.2 million for the years ended December 31, 2009 and 2008, respectively.

“This past quarter’s results demonstrate the leveragability of our business,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers. “While our assets under management and operating margins are not back to pre-financial crisis levels, we are seeing measured improvement.”

Balance Sheet Information

As of December 31, 2009, cash, cash equivalents, marketable securities available-for-sale and seed capital investments (excluding cash and marketable securities attributable to the consolidation of the company’s investment in its long-short global real estate fund) were $210 million. As of December 31, 2009, stockholders’ equity was $285 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, January 27, 2010 at 11:00 a.m. (ET) to discuss the company's fourth quarter and full year results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (domestic) or (212) 231-2900/2905 (international); passcode: 21455819. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on January 27, 2010 and can be accessed at (800) 633-8284 (domestic) or (402) 977-9140 (international); passcode: 21455819. Internet access to the Web cast, which includes audio (listen-only), will be available on the company's Web site at cohenandsteers.com under "Corporate Info."  The Web cast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2008, which is accessible on the Securities and Exchange Commission's Web site at sec.gov and on the company’s Web site at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2009	December 31, 2008
Revenue
Investment advisory and administration fees	$36,567	$30,929	$25,768
Distribution and service fees	2,224	2,019	2,278
Portfolio consulting and other	1,080	879	850
Total revenue	39,871	33,827	28,896	17.9%	38.0%
Expenses
Employee compensation and benefits	14,915	15,956	12,150
Restructuring and impairment	-	-	5,586
Distribution and service fees	4,629	3,837	3,736
General and administrative	7,860	6,990	7,971
Depreciation and amortization	1,101	1,072	1,074
Amortization, deferred commissions	178	157	519
Total expenses	28,683	28,012	31,036	2.4%	(7.6)%
Operating income (loss)	11,188	5,815	(2,140)	92.4%	*
Non-operating income
Interest and dividend income - net	444	100	1,094
Gain (loss) from trading securities - net	2,413	3,071	(221)
Gain (loss) from available-for-sale securities - net	996	455	(1,891)
Other	227	586	235
Total non-operating income (loss)	4,080	4,212	(783)	(3.1)%	*
Income (loss) from continuing operations before provision for income taxes	15,268	10,027	(2,923)	52.3%	*
Provision (benefit) for income taxes	3,256	2,065	(844)
Income (loss) from continuing operations	12,012	7,962	(2,079)	50.9%	*
Loss from discontinued operations, net of tax	-	-	(4,880)	-	*
Net income (loss)	12,012	7,962	(6,959)	50.9%	*
Less: Net income attributable to redeemable noncontrolling interest	(367)	(417)	-
Net income (loss) attibutable to common shareholders	$11,645	$7,545	$(6,959)	54.3%	*

Earnings per share - Basic:
Income (loss) from continuing operations attributable to common shareholders	$0.27	$0.18	$(0.05)	54.3%	*
Loss from discontinued operations, net of tax, attributable to common shareholders	$-	$-	$(0.12)	-	*

Net income (loss) attributable to common shareholders	$0.27	$0.18	$(0.17)	54.3%	*

Earnings per share - Diluted:
Income (loss) from continuing operations attributable to common shareholders	$0.27	$0.18	$(0.05)	54.0%	*
Loss from discontinued operations, net of tax, attributable to common shareholders	$-	$-	$(0.12)	-	*

Net income (loss) attributable to common shareholders	$0.27	$0.18	$(0.17)	54.0%	*

Weighted average shares outstanding
Basic	42,400	42,396	41,813

Diluted	42,737	42,633	41,813

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Year Ended
	December 31, 2009	December 31, 2008	% Change
Revenue
Investment advisory and administration fees	$112,566	$163,870
Distribution and service fees	7,545	17,055
Portfolio consulting and other	3,442	4,905
Total revenue	123,553	185,830	(33.5)%
Expenses
Employee compensation and benefits	57,962	62,549
Restructuring and impairment	-	5,586
Distribution and service fees	14,668	24,119
General and administrative	28,350	32,242
Depreciation and amortization	4,221	3,885
Amortization, deferred commissions	789	4,156
Total expenses	105,990	132,537	(20.0)%
Operating income	17,563	53,293	(67.0)%
Non-operating income
Interest and dividend income - net	1,870	5,910
Gain (loss) from trading securities - net	14,055	(492)
Loss from available-for-sale securities - net	(30,245)	(13,476)
Other	921	645
Total non-operating loss	(13,399)	(7,413)	80.8%
Income from continuing operations before provision for income taxes	4,164	45,880	(90.9)%
Provision for income taxes	4,490	20,822
(Loss) income from continuing operations	(326)	25,058	*
Loss from discontinued operations, net of tax	(10)	(6,997)	(99.9)%
Net (loss) income	(336)	18,061	*
Less: Net income attributable to redeemable noncontrolling interest	(1,374)	-
Net (loss) income attibutable to common shareholders	$(1,710)	$18,061	*

Earnings per share - Basic:
(Loss) income from continuing operations attributable to common shareholders	$(0.04)	$0.60	*
Loss from discontinued operations, net of tax, attributable to common shareholders	$(0.00)	$(0.17)	(99.9)%

Net (loss) income attributable to common shareholders	$(0.04)	$0.43	*

Earnings per share - Diluted:
(Loss) income from continuing operations attributable to common shareholders	$(0.04)	$0.60	*
Loss from discontinued operations, net of tax, attributable to common shareholders	$(0.00)	$(0.17)	(99.9)%

Net (loss) income attributable to common shareholders	$(0.04)	$0.43	*

Weighted average shares outstanding
Basic	42,339	41,864

Diluted	42,339	42,094

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Three Months Ended			% Change From
	December 31, 2009	September 30, 2009	December 31, 2008	September 30, 2009	December 31, 2008
Open-End Mutual Funds
Assets under management, beginning of period	$5,903	$4,238	$6,949
Inflows	610	747	495
Outflows	(564)	(361)	(968)
Net inflows (outflows)	46	386	(473)
Market appreciation (depreciation)	336	1,279	(2,196)
Total increase (decrease)	382	1,665	(2,669)
Assets under management, end of period	$6,285	$5,903	$4,280	6.5%	46.8%
Average assets under management for period	$5,827	$5,122	$4,455	13.8%	30.8%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,192	$4,213	$8,570
Inflows	-	180	-
Outflows	-	-	(2,098)
Net inflows (outflows)	-	180	(2,098)
Market appreciation (depreciation)	354	799	(2,194)
Total increase (decrease)	354	979	(4,292)
Assets under management, end of period	$5,546	$5,192	$4,278	6.8%	29.6%
Average assets under management for period	$5,364	$4,759	$5,006	12.7%	7.2%

Institutional Separate Accounts
Assets under management, beginning of period	$11,398	$7,869	$9,105
Inflows	1,406	1,634	609
Outflows	(558)	(449)	(399)
Net inflows	848	1,185	210
Market appreciation (depreciation)	708	2,344	(2,771)
Total increase (decrease)	1,556	3,529	(2,561)
Assets under management, end of period	$12,954	$11,398	$6,544	13.7%	98.0%
Average assets under management for period	$11,805	$9,583	$6,280	23.2%	88.0%

Total
Assets under management, beginning of period	$22,493	$16,320	$24,624
Inflows	2,016	2,561	1,104
Outflows	(1,122)	(810)	(3,465)
Net inflows (outflows)	894	1,751	(2,361)
Market appreciation (depreciation)	1,398	4,422	(7,161)
Total increase (decrease)	2,292	6,173	(9,522)
Assets under management, end of period	$24,785	$22,493	$15,102	10.2%	64.1%
Average assets under management for period	$22,996	$19,464	$15,741	18.1%	46.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Year Ended
	December 31, 2009	December 31, 2008	% Change
Open-End Mutual Funds
Assets under management, beginning of period	$4,280	$8,900
Inflows	2,112	2,665
Outflows	(1,595)	(3,860)
Net inflows (outflows)	517	(1,195)
Market appreciation (depreciation)	1,488	(3,425)
Total increase (decrease)	2,005	(4,620)
Assets under management, end of period	$6,285	$4,280	46.8%
Average assets under management for period	$4,527	$7,089	(36.1)%

Closed-End Mutual Funds
Assets under management, beginning of period	$4,278	$10,274
Inflows	628	-
Outflows	(395)	(2,098)
Net inflows (outflows)	233	(2,098)
Market appreciation (depreciation)	1,035	(3,898)
Total increase (decrease)	1,268	(5,996)
Assets under management, end of period	$5,546	$4,278	29.6%
Average assets under management for period	$4,425	$8,534	(48.1)%

Institutional Separate Accounts
Assets under management, beginning of period	$6,544	$10,612
Inflows	4,516	2,016
Outflows	(1,306)	(2,075)
Net inflows (outflows)	3,210	(59)
Market appreciation (depreciation)	3,200	(4,009)
Total increase (decrease)	6,410	(4,068)
Assets under management, end of period	$12,954	$6,544	98.0%
Average assets under management for period	$8,491	$9,290	(8.6)%

Total
Assets under management, beginning of period	$15,102	$29,786
Inflows	7,256	4,681
Outflows	(3,296)	(8,033)
Net inflows (outflows)	3,960	(3,352)
Market appreciation (depreciation)	5,723	(11,332)
Total increase (decrease)	9,683	(14,684)
Assets under management, end of period	$24,785	$15,102	64.1%
Average assets under management for period	$17,443	$24,913	(30.0)%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Category
(in millions)

	As of December 31, 2009	As of September 30, 2009	As of December 31, 2008
Open-End Mutual Funds
U.S. Real Estate	$3,750	$3,512	$2,415
International Real Estate	2,046	1,960	1,487
Large Cap Value	197	163	146
Preferreds	13	15	11
Listed Infrastructure and Utilities	100	86	68
Other	179	167	153
Assets under management, end of period	$6,285	$5,903	$4,280

Closed-End Mutual Funds
U.S. Real Estate	$1,818	$1,730	$1,377
International Real Estate	175	134	72
Large Cap Value	264	241	190
Preferreds	1,186	1,253	1,056
Listed Infrastructure and Utilities	1,396	1,275	999
Other	707	559	584
Assets under management, end of period	$5,546	$5,192	$4,278

Institutional Separate Accounts
U.S. Real Estate	$5,016	$4,571	$3,046
International Real Estate	4,822	4,143	2,160
Large Cap Value	1,929	1,831	595
Preferreds	846	724	508
Listed Infrastructure and Utilities	119	38	11
Other	222	91	224
Assets under management, end of period	$12,954	$11,398	$6,544

Total
U.S. Real Estate	$10,584	$9,813	$6,838
International Real Estate	7,043	6,237	3,719
Large Cap Value	2,390	2,235	931
Preferreds	2,045	1,992	1,575
Listed Infrastructure and Utilities	1,615	1,399	1,078
Other	1,108	817	961
Assets under management, end of period	$24,785	$22,493	$15,102

Cohen & Steers, Inc. and Subsidiaries
Other Fee Earning Assets (Unaudited)
(in millions)

	As of December 31, 2009	As of September 30, 2009	As of December 31, 2008
Unified Managed Accounts

Other fee earning assets, end of period	$447	$414	$179

Exchange Traded Funds

Other fee earning assets, end of period	$1,886	$1,676	$1,511

Unit Investment Trusts

Other fee earning assets, end of period	$1,309	$1,298	$1,005

Total

Other fee earning assets, end of period	$3,642	$3,388	$2,695

Note: Other fee earning assets are defined as assets for which the company provides investment advice but for which the company has no discretion to execute trades, and therefore are not included in the company's reported assets under management.